UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2009

EVOLUTION RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	7363	20-2356853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43 Yazoo Avenue, Clarksdale, Mississippi	38614
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 662-655-1077

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 14, 2009, Evolution Resources, Inc. (the “Company”) and Mark Mollo (the “Shareholder”) entered into a Stock Purchase Agreement (the “Agreement”) whereby the Company acquired all of the issued and outstanding common stock of Liquafaction Corporation (“Liqua Corp”) and fifty-three percent of the membership interests of Liqua Ethanol, LLC (“Liqua LLC”) (the shares of Liqu Corp and Liqua LLC are referred to collectively as the “Equity”). The purchase price of the Equity is as follows: (i) $35,000 upon the execution of this Agreement, to be paid from a prior deposit, (ii) $30,000 in equal weekly payments for eight weeks from the date hereof and (iii) $150,000 upon the earlier of the completion of the Moses Lakes project funding or 120 days from the date of the Agreement. Additionally, the Shareholder received a (i) warrant to purchase 1,150,000 shares of Buyer’s common stock at an exercise price of $7.00 per share and (ii) the right to receive additional warrants to purchase up to an additional 400,000 shares at an exercise price of $7.00 per share based on various performance objectives contained in the Agreement (collectively, the “Warrants”).

Liqua Corp and Liqua LLC own and operate a corn ethanol facility located in Moses Lake, Washington. The Company intends to convert the facility into a large demonstration/small commercial-scale bio-refinery that produces ethanol and associated co-products from wheat straw.

The securities sold in this transaction have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The sale of the Warrants to the Investor was made pursuant to an exemption from registration requirements under Regulation D and/or Section 4(2) of the Act.

The foregoing description is qualified in its entirety by the agreements and the other instruments relating to the Agreement attached to this Current Report on Form 8-K.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure set forthin in Item 2.01 is incorporated here in by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

Financial statements of Liquafaction Corporation and Liqua Ethanol, LLC will be filed within 71 calendar days of July 20, 2009.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

2.1

Stock Purchase Agreement dated as of July 14, 2009 by and between Evolution Resources, Inc. and Mark Mollo.

4.1

Warrant to Purchase Shares of Common Stock of Evolution Resources dated July 14, 2009.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 16, 2009.

Evolution Resources, Inc.

By:	/s/ DENNIS G. MCLAUGHLIN, III
Dennis G. McLaughlin
Chief Executive Officer

July 16, 2009